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                         DURA AUTOMOTIVE SYSTEMS, INC.

                      1996 KEY EMPLOYEE STOCK OPTION PLAN
                      -----------------------------------


                                   ARTICLE 1

                          IDENTIFICATION OF THE PLAN

          1.1 Title. The plan described herein shall be known as the Dura Automotive Systems, Inc. 1996 Key Employee Stock Option Plan (the "Plan").

          1.2 Purpose. The purpose of this Plan is (i) to compensate certain officers and employees of Dura Automotive Systems, Inc. (the "Company") and its Subsidiaries for services rendered by such persons after the date of adoption of this Plan to the Company or any Subsidiary; (ii) to provide certain officers and employees of the Company and its Subsidiaries with significant additional incentive to promote the financial success of the Company; and (iii) to provide an incentive which may be used to induce able persons to enter into or remain in the employment of the Company or any Subsidiary.

          1.3 Effective Date. The Plan shall become effective upon its approval by the Board of Directors of the Company (the "Effective Date").

          1.4 Defined Terms. Certain capitalized terms used herein have the meanings as set forth in Section 10.1 of the Plan.

                                   ARTICLE 2

                          ADMINISTRATION OF THE PLAN

          2.1 Committee's Powers. This Plan shall be administered by a Compensation Committee (the "Committee") composed of persons appointed by the Board of Directors of the Company in accordance with the provisions of Section
2.2. The Committee shall have full power and authority to prescribe, amend and rescind rules and procedures governing administration of this Plan. The Committee shall have full power and authority (i) to interpret the terms of this Plan, the terms of the Options and the rules and procedures
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established by the Committee and (ii) to determine the meaning of or requirements imposed by or rights of any person under this Plan, any Option or any rule or procedure established by the Committee. Each action of the Committee which is within the scope of the authority delegated to the Committee by this Plan or by the Board shall be binding on all persons.

          2.2 Committee Membership. The Committee shall be composed of two or more members of the Board, each of whom is an "outside director" as defined in
Section 162(m) of the Code and a "disinterested person," as defined in Securities and Exchange Commission Rule 16b-3, as amended ("Rule 16b-3"), or any successor rules or government pronouncements. The Board shall have the power to determine the number of members which the Committee shall have and to change the number of membership positions on the Committee from time to time. The Board shall appoint all members of the Committee. The Board may from time to time appoint members to the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, on the Committee. Any member of the Committee may be removed from the Committee by the Board at any time with or without cause. If at any time no special committee has been constituted by the Board especially for the purposes of this Plan, then the members of the Board who are both "outside directors" as defined in Section 162(m) of the Code and "disinterested persons" as defined in Rule 16b-3 shall have all powers and rights delegated to the "Committee" under this Plan. Notwithstanding anything to the contrary in this Section 2.2, the Committee shall not grant an Option to a Section 16 Holder unless the Committee is constituted so as to comply with Securities and Exchange Commission Rule 16b-3, as amended, or any successor rules or government pronouncements.

          2.3 Committee Procedures. The Committee shall hold its meetings at such times and places as it may determine. The Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. Unless the Board or the Committee expressly decides to the contrary, a majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the Committee members in attendance at a meeting at which a quorum of Committee members are present shall be deemed an act of the Committee.

          2.4 Indemnification. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee under this

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Plan. Service on the Committee shall constitute service as a director of the
Company so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company for any action or any failure to act in connection with service on the Committee to the full extent provided for at any time in the Company's Certificate of Incorporation and By-Laws, or in any insurance policy or other agreement intended for the benefit of the Company's directors.

                                   ARTICLE 3

                     EMPLOYEES ELIGIBLE TO RECEIVE OPTIONS

          A person shall be eligible to be granted an Option only if on the proposed Granting Date for such Option such person is a full-time, salaried employee of the Company or any Subsidiary, excluding non-management directors of the Company. A person eligible to be granted an Option is herein called a "Key Employee."


                                   ARTICLE 4

                               GRANT OF OPTIONS

          4.1 Power to Grant Options. The Committee shall have the right and the power to grant at any time to any Key Employee an option entitling such person to purchase Common Stock (the "Common Stock") from the Company in such quantity, at such price, on such terms and subject to such conditions consistent with the provisions of this Plan as may be established by the Committee on or prior to the Granting Date for such option. Each option to purchase Common Stock which shall be granted by the Committee pursuant to the provisions of this Plan is herein called an "Option."

          4.2 Granting Date. An Option shall be deemed to have been granted under this Plan on the date (the "Granting Date") which the Committee designates as the Granting Date at the time it approves such Option, provided that the Committee may not designate a Granting Date with respect to any Option which is earlier than the date on which the granting of such Option is approved by the Committee.

          4.3 Option Terms Which The Committee May Determine. The Committee shall have the power to determine the Key Employee to

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whom Options are granted, the number of Shares subject to each Option, the number of Options awarded to each Key Employee and the time at which each Option is granted. Except as otherwise expressly provided in this Plan, the Committee shall also have the power to determine, at the time of the grant of each Option, all terms and conditions governing the rights and obligations of the holder with respect to such Option, including but not limited to: (a) the purchase price per Share or the method by which the purchase price per Share will be determined;
(b) the length of the period during which the Option may be exercised and any limitations on the number of Shares purchasable with the Option at any given time during such period; (c) the times at which the Option may be exercised;
(d) any conditions precedent to be satisfied before the Option may be exercised, such as vesting period; (e) any restrictions on resale of any Shares purchased upon exercise of the Option; and (f) whether the Option will constitute an Incentive Stock Option.

          4.4 Option Agreement. No person shall have any rights under any Option unless and until the Company and the person to whom such Option is granted have executed and delivered an agreement expressly granting the Option to such person and containing provisions setting forth the terms of the Option (an "Option Agreement").

          4.5 Limitation on Shares Issuable to any Key Employee. The aggregate number of Shares that a Key Employee may receive upon exercise of all Options awarded to such Key Employee during any calendar year (including those already exercised by the Key Employee) shall not exceed 100,000 shares, as adjusted pursuant to Article 8 of this Plan.

                                   ARTICLE 5

                                 OPTION TERMS

          5.1 Plan Provisions Control Option Terms. The terms of this Plan shall govern all the Options. In the event any provision of any Option Agreement conflicts with any term in this Plan as constituted on the Granting Date of such Option, the term in this Plan as constituted on the Granting Date of the Option shall control. Except as provided in Article 8, the terms of any Option may not be changed after the Granting Date of such Option without the express approval of the Company and the Option Holder.

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          5.2  Price Limitation.  Subject to Article 8, the price at which each
Share may be purchased upon the exercise of any Option may not be less than the Per Share Market Value on the Granting Date for such Option.

          5.3 Term Limitation. No Incentive Stock Option may be granted under this Plan which is exercisable more than ten years after its Granting Date. This Section 5.3 shall not be deemed to limit the term which the Committee may specify for any Options granted under the Plan which are not intended to be Incentive Stock Options.

          5.4 Transfer Limitations. No Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution or exercisable during the lifetime of the person to whom the Option is initially granted by anyone other than the initial grantee. It shall be a condition precedent to any transfer of any Option that the transferee executes and delivers an agreement acknowledging such Option has been acquired for investment and not for distribution and is and shall remain subject to this Plan and the Option Agreement. The "Holder" of any Option shall mean (i) the initial grantee of such Option or (ii) any permitted transferee.

          5.5 $100,000 Per Year Limit on Incentive Stock Options. No Key Employee may be granted Incentive Stock Options if the value of the Shares subject to those options which first become exercisable in any given calendar year (and the value of the Shares subject to any other Incentive Stock Options issued to the Key Employee under the Plan or any other plan of the Company or its Subsidiaries which first become exercisable in such year) exceeds $100,000. For this purpose, the value of Shares shall be determined on the Granting Date. Any Incentive Stock Options issued in excess of the $100,000 limit shall be treated as Options that are not Incentive Stock Options. Incentive Stock Options shall be taken into account in the order in which they were granted.

          5.6 No Right to Employment Conferred. Nothing in this Plan or (in the absence of an express provision to the contrary) in any Option Agreement
(i) confers any right or obligation on any person to continue in the employ of the Company or any Subsidiary or (ii) affects or shall affect in any way any person's right or the right of the Company or any Subsidiary to terminate such

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person's employment with the Company or any Subsidiary at any time, for any reason, with or without cause.


                                   ARTICLE 6

                                OPTION EXERCISE

          6.1 Normal Option Term. Except as otherwise expressly provided in Sections 6.3, 6.5 or 6.7 or in the Option Agreement, the right to exercise any Option shall terminate at the earlier of the following dates: (i) the Termination Date of the initial grantee of the Option or (ii) the Expiration Date of the Option.

          6.2 Exercise Time. No Option granted to a Section 16 Holder shall become exercisable within six months of the applicable Granting Date, except in the case of the death or permanent disability of the Holder as provided in
Section 6.5 below. Notwithstanding the terms of the Option Agreement, if any Option is issued to a Holder who is not a Section 16 Holder on the Granting Date and such Holder becomes a Section 16 Holder before such Holder exercises such Option, then such Option shall not become exercisable within six months of the applicable Granting Date, except in the case of the death or permanent disability of the Holder as provided in Section 6.5 below. Subject to the preceding two sentences, each Option shall become exercisable at the time provided in the Option Agreement, provided that the Committee in its sole discretion shall have the right (but shall not in any case be obligated) to permit the exercise of such Option prior to such time.

          6.3 Extension of Exercise Time. The Committee in its sole discretion shall have the right (but shall not in any case be obligated) to permit any Option to be exercised after the Termination Date of the Holder of such Option. Notwithstanding the preceding sentence, but subject to Section 6.7, the Committee shall not have the right to permit the exercise of any Option after its Expiration Date.

          6.4 Exercise Procedures. Each Option shall be exercised by written notice to the Company. Any Holder of any Option shall be required, as a condition to such Holder's right to purchase securities with such Option, to supply the Committee at such person's expense with such evidence, representations, agreements or assurances (including, but not limited to, opinions of counsel

                                      -6-
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satisfactory to the Committee) as the Committee may deem necessary or desirable in order to establish to the satisfaction of the Committee the right of such person to exercise such Option and of the propriety of the sale of securities by reason of such exercise under the Securities Act and any other laws or requirements of any governmental authority specified by the Committee. The Company shall not be obligated to sell any Shares subject to such Option until all evidence, representations, agreements and assurances required by the Committee have been supplied. An Option Holder shall not have any rights as a stockholder with respect to Shares issuable under any Option until and unless such Shares are sold and delivered to such Option Holder. The purchase price of Shares purchased upon the exercise of an Option shall be paid in full in cash or by check by the Option Holder at the time of the delivery of such Shares, provided that the Committee may (but need not) permit payment to be made by (i) delivery to the Company of outstanding Shares, (ii) retention by the Company of Shares which would otherwise be transferred to the Option Holder upon exercise of the Option or (iii) any combination of cash, check, the Holder's delivery of outstanding Shares and retention by the Company of Shares which would otherwise be transferred to the Option Holder upon exercise of the Option, and provided further that no portion of the purchase price of Shares purchased on the exercise of an Incentive Stock Option may be paid by retention of Shares by the Company. In the event an Incentive Stock Option is granted, the Committee may (but need not) permit payment to be made by (i) cash or check or (ii) delivery to the Company of outstanding Shares. In the event any Common Stock is delivered to or retained by the Company to satisfy all or any part of the purchase price, the part of the purchase price deemed to have been satisfied by such Common Stock shall be equal to the product derived by multiplying (i) the Per Share Market Value as of the date of exercise by (ii) the number of Shares delivered to or retained by the Company. The number of Shares delivered to or retained by the Company in satisfaction of the purchase price shall not be a number which when multiplied by the Per Share Market Value as of the date of exercise would result in a product greater than the purchase price. No fractional Shares shall be delivered to or retained by the Company in satisfaction of the purchase price. To the extent such fractional share would result, the Option Holder shall make up such difference in cash. With respect to any exercise of an Option that is permitted to be made by delivery to the Company of outstanding Shares of Common Stock or retention by the Company of Shares which would otherwise be transferable to the Option Holder, the Option Holder shall be required to deposit with the Company an amount in

                                      -7-
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cash sufficient to allow the Company to satisfy any tax or other withholding requirements under applicable law. Any part of the purchase price paid in cash or by check upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Notwithstanding
Article 7, unless the Board shall otherwise determine, for each Share delivered to or retained by the Company as payment of all or part of the purchase price upon the exercise of any Option, the aggregate number of Shares subject to this Plan shall be increased by one Share.

          6.5 Death, Permanent Disability, Retirement or Termination Without Cause of Option Holder; Change in Control.

          (a) Death. Except as otherwise expressly provided in the Option Agreement, if the Holder of an Option dies while such Option Holder is still employed by the Company or any Subsidiary, then the right to exercise all unexpired installments of such Option which have not yet vested or become exercisable shall be accelerated to the date of death and shall become exercisable as of the date of death. Except as otherwise provided in the Option Agreement and subject to Section 6.7, if the Holder of an Option dies and such Option is then exercisable at the date of death (for any reason including acceleration of vesting pursuant to the preceding sentence), then the Holder's estate or the person or persons to whom the Holder's rights under the Option shall pass by reason of the Holder's death shall have the right to exercise the Option for 90 days after the date of death, and the Option shall expire at the end of such 90-day period.

          (b) Permanent Disability. Except as otherwise provided in the Option Agreement, if a Permanent Disability occurs while a Holder of an Option is still employed by the Company or any Subsidiary, then the right to exercise all unexpired installments of such Option which have not yet vested or become exercisable shall be accelerated to the Permanent Disability Date and shall become exercisable as of the Permanent Disability Date. Except as otherwise provided in the Option Agreement and subject to Section 6.7, if a Permanent Disability occurs with respect to the Holder of an Option and such Option is exercisable at the Permanent Disability Date (for any reason including acceleration pursuant to the preceding sentence), then such Holder shall have the right to exercise such Option for 90 days after the Permanent Disability Date, and the Option shall expire at the end of such 90-day period.

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          (c) Retirement.  Except as otherwise provided in the Option Agreement, if the Holder of an Option elects to voluntarily retire from the Corporation or any Subsidiary while such Holder is still employed by the Company or any Subsidiary, then any installments of such Option which have not yet vested or become exercisable shall remain outstanding for up to three years following the date of such retirement. During such three-year period, the time period for the vesting of an Option contained in an Option Agreement will be deemed to continue to be satisfied during such retirement and counted toward determining whether any time period has been satisfied for vesting of the Option. Except as otherwise provided in the Option Agreement and subject to Section 6.7, if the Holder of an Option retires and such Option is or becomes exercisable at the time of or following such retirement, then such Holder shall have the right to exercise such Option for three years after the date of retirement, and the Option shall expire at the end of such three-year period. This Section 6.5(c) shall only apply to a Holder who voluntarily retires from the Company or a Subsidiary on or after the date on which such Holder has attained the age of 59 1/2. Notwithstanding anything in this Section 6.5(c) or an Option Agreement to the contrary, if the Committee determines in the good faith exercise of its judgment that any Holder who has retired engages in any conduct detrimental to the Company, upon such determination by the Committee, such Option shall immediately and without further action on the part of the Company, expire and become unexerciseable. No notice of such determination need be given to any Holder in such circumstance.

          (d) Termination Without Cause. Except as otherwise provided in the Option Agreement and subject to Section 7, if the Holder of an Option is terminated without Cause and such Option is currently exercisable at the time of such termination, then such Holder shall have the right to exercise such Option for 30 days after the date of such termination, and the Option shall expire at the end of such 30-day period.

          (e) Change in Control. In the event of a Change in Control, except as otherwise provided in the Option Agreement, any Option awarded under this Plan to the extent not previously exercisable shall immediately become fully exercisable. The Committee in its sole discretion may direct the Company to cash out all outstanding Options on the basis of the Change in Control Price as of the date a Change in Control occurs or such other date as the Committee may determine prior to the Change in Control.

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          6.6  Taxes.  The Company or any Subsidiary shall be entitled, if the
Committee deems it necessary or desirable, to withhold from an Option Holder's salary or other compensation (or to secure payment from the Option Holder in lieu of withholding) all or any portion of any withholding or other tax due from the Company or any Subsidiary with respect to any Shares deliverable under such Holder's Option or the Committee may (but need not) permit payment of such withholding by the Company's retention of Shares which would otherwise be transferred to the Option Holder upon exercise of the Option. In the event any Common Stock is retained by the Company to satisfy all or any part of the withholding, the part of the withholding deemed to have been satisfied by such Common Stock shall be equal to the product derived by multiplying the Per Share Market Value as of the date of exercise by the number of Shares retained by the Company. The number of Shares retained by the Company in satisfaction of withholding shall not be a number which when multiplied by the Per Share Market Value as of the date of exercise would result in a product greater than the withholding amount. No fractional Shares shall be retained by the Company in satisfaction of withholding. Notwithstanding Article 7, unless the Board shall otherwise determine, for each Share retained by the Company in satisfaction of all or any part of the withholding amount, the aggregate number of Shares subject to this Plan shall be increased by one Share. The Company may defer delivery under a Holder's Option until indemnified to its satisfaction with respect to such withholding or other taxes.

          6.7 Securities Law Compliance. Each Option shall be subject to the condition that such Option may not be exercised if and to the extent the Committee determines that the sale of securities upon exercise of the Option may violate the Securities Act or any other law or requirement of any governmental authority. The Company shall not be deemed by any reason of the granting of any Option to have any obligation to register the Shares subject to such Option under the Securities Act or to maintain in effect any registration of such Shares which may be made at any time under the Securities Act. An Option shall not be exercisable if the Committee or the Board determines there is non-public information material to the decision of the Holder to exercise such Option which the Company cannot for any reason communicate to such Holder. Notwithstanding Sections 6.1, 6.3 and 6.5 and the terms of the Option Agreement, if (i) any Holder makes a bona fide request to exercise any Option which complies with
Section 6.4, (ii) the Committee or the Board determines such Option cannot be exercised
                                      -10-
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for a period of time pursuant to this Section 6.7 and (iii) such Option expires during such period, then the term of such Option shall be extended until the end of such period; provided, however, that the term of an Incentive Stock Option cannot be extended beyond ten years after its Granting Date.


                                   ARTICLE 7

                          SHARES SUBJECT TO THE PLAN

          Except as provided in Sections 6.4 and 6.6 and Article 8, an aggregate of 600,000 Shares of Common Stock shall be subject to this Plan. Except as provided in Sections 6.4 and 6.6 and Article 8, the Options shall be limited so that the sum of the following shall not as of any given time exceed 600,000
Shares: (i) all Shares subject to Options outstanding under this Plan at the given time and (ii) all Shares which shall have been sold by the Company by reason of the exercise at or prior to the given time of any of the Options. The Common Stock issued under the Plan may be either authorized and unissued shares, shares reacquired and held in the treasury of the Company, or both, all as from time to time determined by the Board. In the event any Option shall expire or be terminated before it is fully exercised, then all Shares formerly subject to such Option as to which such Option was not exercised shall be available for any Option subsequently granted in accordance with the provisions of this Plan.

          In the event of a change in the Shares as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

                                   ARTICLE 8

                    ADJUSTMENTS TO REFLECT ORGANIC CHANGES

          The Board shall appropriately and proportionately adjust the number and kind of Shares subject to outstanding Options, the price for which Shares may be purchased upon the exercise of outstanding Options, and the number and kind of Shares available for Options subsequently granted under this Plan to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in the capitalization of the Company which the Board determines to be similar, in its substantive effect upon this Plan or the Options, to any of the changes expressly indicated in this sentence. The Board may (but shall not be required to) make any appropriate adjustment to the number and kind of Shares subject to outstanding Options, the price for which Shares may be purchased upon the exercise of outstanding Options, and the number and kind of Shares available for Options subsequently granted under this Plan to reflect any spin-off, spin-out or other distribution of assets to stockholders or any acquisition of the Company's stock or assets or other change which the Board determines to be similar, in its substantive effect upon this Plan or the Options, to any of the changes expressly indicated in this sentence. The Committee shall have the power to determine the amount of the adjustment to be made in each case described in the preceding two sentences, but no adjustment approved by the Committee shall be effective until and unless it is approved by the Board. In the event of any reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, the Board may (but shall not be required to) substitute the per share amount of such stock, securities or assets for Shares upon any subsequent exercise of any Option. If any fractional Share becomes subject to any Option as a result of any change made under this Article 8, then (i) such Option may not be exercised with respect to such fractional Share until and unless such Option is exercised as to all other Shares subject to such Option and (ii) if such Option is exercised with respect to such fractional Share, the Company shall have the right to deliver to the Holder in lieu of such fractional Share cash in an amount equal to the product derived by multiplying the fraction representing the portion of a full Share represented by such fractional Share times the Per Share Market Value on the exercise date of the Option with respect to such fractional Share established as prescribed in this Plan.


                                   ARTICLE 9

                     AMENDMENT AND TERMINATION OF THE PLAN

          9.1 Amendment. Except as provided in the following two sentences, the Board shall have complete power and authority to amend this Plan at any time and no approval by the Company's stockholders or by any other person, committee or other entity of any kind shall be required to make any amendment approved by the Board effective. The Board shall not, without the affirmative approval of the Company's stockholders, amend the Plan in any manner which would cause any outstanding Incentive Stock Options to no longer qualify as Incentive Stock Options. If any Section 16 Holder holds any Option, the Board shall not, without the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law, make any amendment to this Plan which materially (i) increases the benefits accruing to participants under the Plan, (ii) increases the number of shares of Common Stock which may be issued under the Plan or (iii) modifies the requirements as to eligibility for participation in the Plan. No termination or amendment of this Plan may, without the consent of the Holder of any Option prior to termination or the adoption of such amendment, materially and adversely affect the rights of such Holder under such Option.

          9.2 Termination. The Board shall have the right and the power to terminate this Plan at any time, provided that no Incentive Stock Options may be granted after the tenth anniversary of the adoption of this Plan. No Option shall be granted under this Plan after the termination of this Plan, but the termination of this Plan shall not have any other effect. Any Option outstand-ing at the time of the termination of this Plan may be exercised after termination of this Plan at any time prior to the Expiration Date of such Option to the same extent such Option would have been exercisable had this Plan not terminated.


                                  ARTICLE 10

                 DEFINITIONS AND OTHER PROVISIONS OF THE PLAN

          10.1 Definitions. Each term defined in this Section 10.1 has the meaning indicated in this Section 10.1 whenever such term is used in this Plan:

          "Board of Directors" and "Board" both mean the Board of Directors of the Company as constituted at the time the term is applied.

          "Cause" means (i) the willful refusal to follow directions given by the Board, (ii) commission of any act involving moral turpitude or any act which brings or could bring the Company into disrepute or materially damages its relations with its customers, suppliers, licensors or financing sources, (iii) the violation of any statutory or common law duty of loyalty to the Company or
(iv) a good faith determination by a majority of the

Board that continued employment is not in the best interests of the Company.


          "Change in Control" means the occurrence of any of the following:

          (i) When any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), after the effective date of the Plan, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

          (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24 month period) or by prior operation of this provision; or

          (iii) The approval by the stockholders of the Company of a transaction involving the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, by merger, or otherwise.

          "Change in Control Price" means the highest price per Share paid in any transaction reported on the Nasdaq National Market or paid or offered in any bona fide transaction related to a Change in Control at any time during the 60-day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee.

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

          "Common Stock" means the issued or issuable Class A Common Stock, par value $.01 per share, of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" has the meaning such term is given in Section 2.1 of this Plan.

          "Company" as applied as of any given time shall mean Dura Automotive Systems, Inc., a Delaware corporation, except that if prior to the given time any corporation or other entity has acquired all or a substantial part of the assets of the Company (as herein defined) and has agreed to assume the obligations of the Company under this Plan, or is the survivor in a merger or consolidation to which the Company was a party, such corporation or other entity shall be deemed to be the Company at the given time.

          "Expiration Date" as applied to any Option means the date specified in the Option Agreement between the Company and the Holder as the expiration date of such Option. If no expiration date is specified in the Option Agreement relating to any Option, then the Expiration Date of such Option shall be the day prior to the tenth anniversary of the Granting Date of such Option. Notwithstanding the preceding sentences, if the person to whom any Incentive Stock Option is granted owns, on the Granting Date of such Option, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of any parent or Subsidiary of the Company in existence on the Granting Date of such Option), and if no expiration date is specified in the Option Agreement relating to such Option, then the Expiration Date of such Option shall be the day prior to the fifth anniversary of the Granting Date of such Option.

          "Granting Date" has the meaning such term is given in Section 4.2 of this Plan.

          "Holder" has the meaning such term is given in Section 5.4 of this Plan.

          "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, which is granted pursuant to this Plan.

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

          "Key Employee" has the meaning such term is given in Article 3 of this Plan.

          "Option" has the meaning such term is given in Section 4.1 of this Plan.

          "Option Agreement" has the meaning such term is given in Section 4.4 of this Plan.

          "Permanent Disability" shall mean a determination by the Social Security Administration or any similar successor agency that an initial grantee is "permanently disabled."

          "Permanent Disability Date" shall mean the date on which a determination is made by the Social Security Administration or any similar successor agency that an initial grantee is "permanently disabled."

          "Per Share Market Value" on any given date shall be the fair market value of one Share as of the close of business on the given date determined in such manner as shall be prescribed in good faith by the Committee; provided, that as long as the Shares are traded on a national securities exchange or national automated quotation system (such as the Nasdaq National Market), the Per Share Market Value shall be the reported closing price of the Shares on such date.

          "Plan" has the meaning such term is given in Section 1.1 of this Plan.

          "Section 16 Holder" refers to any person who, with respect to the Company, is subject to Section 16 of the Securities Exchange Act of 1934, as amended, at any time or any law or statute which succeeds Section 16.

          "Securities Act" at any given time shall consist of: (i) the Securities Act of 1933 as constituted at the given time; (ii) any other law or laws promulgated prior to the given time by the United States Government which are in effect at the given time and which regulate or govern any matters at any time regulated or governed by the Securities Act of 1933; (iii) all regulations, rules, registration forms and other governmental pronouncements issued under the laws specified in clauses (i) and (ii) of this sentence which are in effect at the given time; and (iv) all inter-

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pretations by any governmental agency or authority of the things specified in clause (i), (ii) or (iii) of this sentence which are in effect at the given time. Whenever any provision of this Plan requires that any action be taken in compliance with any provision of the Securities Act, such provision shall be deemed to require compliance with the Securities Act as constituted at the time such action takes place.

          "Share" means a share of Common Stock.

          "Subsidiary" means any corporation in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of securities of such corporation.

          "Termination Date" as applied to the initial grantee of any Option means, except as otherwise provided in the Option Agreement, the first date on which such initial grantee is not employed by either the Company or any Subsidiary for any reason (including, but not limited to, voluntary termination or termination for Cause) other than as a result of the death, Permanent Disability, retirement or termination without Cause of such Holder, in which case the provisions set forth in Section 6 shall apply. The Committee may specify in the original terms of an Option (or if not so specified, shall determine) whether an authorized leave of absence or absence on military or government service or absence for any other reason shall constitute a termination of employment with the Company or any Subsidiary for the purposes of this Plan.

          10.2 Headings. Section headings used in this Plan are for conveni-ence only, do not constitute a part of this Plan and shall not be deemed to limit, characterize or affect in any way any provisions of this Plan. All provisions in this Plan shall be construed as if no headings had been used in this Plan.

          10.3  Severability.

          (a) General. Whenever possible, each provision in this Plan and in every Option at any time granted under this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan or any Option at any time granted under this Plan is held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and

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

(ii) all other provisions of this Plan and every Option at any time granted under this Plan shall remain in full force and effect.

          (b) Incentive Stock Options. Whenever possible, each provision in this Plan and in every Option at any time granted under this Plan which is evidenced by an Option Agreement which expressly states such Option is intended to constitute an Incentive Stock Option under Code Section 422 (an "intended ISO") shall be interpreted in such manner as to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, but if any provision of this Plan or any intended ISO at any time granted under this Plan is held to be contrary to the requirements necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, and (ii) all other provisions of this Plan and such intended ISO shall remain in full force and effect. If any Option Agreement covering an intended ISO granted under this Plan does not explicitly include any terms required to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then all such terms shall be deemed implicit in the intention to afford such treatment to such Option and such Option shall be deemed to have been granted subject to all such terms.

          10.4 No Strict Construction. No rule of strict construction shall be applied against the Company, the Committee or any other person in the interpretation of any of the terms of this Plan, any Option or any rule or procedure established by the Committee.

          10.5 Choice of Law. This Plan and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the internal laws of the State of Delaware.

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